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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


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     Date of Report (Date of earliest event reported): December 30, 1997


                        The Multicare Companies, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                   34-22090               22-3152527
----------------------------        ------------         -------------------
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation               File Number)         Identification No.)


                            411 Hackensack Avenue
                         Hackensack, New Jersey 07061
                         ----------------------------
                       (Address of principal executive
                         offices, including zip code)


                                 201-488-8818
                                 ------------
              Registrant's telephone number, including area code



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Item 8.   Change in Fiscal Year.

          On December 30, 1997 the Board of Directors of The Multicare Companies, Inc. (the "Company") adopted a resolution which provides that the fiscal year of the Company shall end on September 30, of each year. The report for the nine-month transition period ended September 30, 1997 will be filed on Form 10-K.


                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE MULTICARE COMPANIES, INC.

                                        By: /s/ James V. McKeon
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                                            James V. McKeon
                                            Vice President, Controller
                                            and Assistant Secretary

Date: December 31, 1997